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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - DECEMBER 11, 1998
                       (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                          COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795
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ITEM 7(C). Exhibits

Exhibit No.              Description
-----------              -----------

   1.1 Underwriting Agreement dated December 4, 1998 among HS Resources, Inc. and Chase Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

   4.1 Indenture dated December 11, 1998 between HS Resources, Inc. and Harris Trust and Savings Bank.

  25.1 Form T-1 Statement of Eligibility of Harris Trust and Savings Bank to act as trustee under the Indenture.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HS RESOURCES, INC.



                                                 By: /s/ JAMES M. PICCONE
                                                    ---------------------------
                                                    James M. Piccone
                                                    Vice President


Dated:  December 11, 1998.





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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

   1.1 Underwriting Agreement dated December 4, 1998 among HS Resources, Inc. and Chase Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

   4.1 Indenture dated December 11, 1998 between HS Resources, Inc. and Harris Trust and Savings Bank.

  25.1 Form T-1 Statement of Eligibility of Harris Trust and Savings Bank to act as trustee under the Indenture.